UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2023

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 14, 2023, Faraday Future Intelligent Electric Inc., a Delaware corporation (the “Company”), held its 2023 annual meeting of stockholders (the “Annual Meeting”). Of the 736,681,550 shares of Company common stock outstanding as of the record date of February 14, 2023, 400,320,593 shares were represented at the Annual Meeting, either in person or by proxy, constituting a quorum. The Annual Meeting was held as required by Nasdaq Listing Rule 5620(a) and to regain compliance with the listing rules.

Based on the certified final voting report provided by the inspector of elections, at the Annual Meeting, the Company’s stockholders elected each of Adam (Xin) He, Xuefeng Chen, Chui Tin Mok, Chad Chen, Li Han, Jie Sheng and Ke Sun to the board of directors of the Company and approved Proposal 2, as described in the Company’s definitive proxy statement for the Annual Meeting on Schedule 14A, which was filed with the Securities and Exchange Commission on March 17, 2023.

The proposals voted on by the Company stockholders at the Annual Meeting and the final results of those votes are as set forth below:

Proposal 1

Stockholders elected each of seven directors, Adam (Xin) He, Xuefeng Chen, Chui Tin Mok, Chad Chen, Li Han, Jie Sheng and Ke Sun, to hold office on the board of directors of the Company until the 2024 annual meeting of stockholders and until respective successors have been duly elected and qualified, or until their earlier death, resignation or removal.

	For	Against	Abstain/Withhold	Broker Non-Votes
Adam (Xin) He	241,509,678	2,753,130	250,198	155,807,587
Xuefeng Chen	242,449,983	1,849,165	213,858	155,807,587
Chad Chen	242,210,476	1,975,423	327,107	155,807,587
Li Han	238,209,903	5,969,124	333,979	155,807,587
Chui Tin Mok	239,857,505	4,379,848	275,653	155,807,587
Jie Sheng	242,209,173	1,983,504	320,329	155,807,587
Ke Sun	242,178,598	1,960,543	373,865	155,807,587

Proposal 2

Stockholders ratified the selection of Mazars USA LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023.

For	Against	Abstain	Broker Non-Votes
398,238,649	1,842,968	238,976	N/A

Item 7.01. Regulation FD Disclosure.

On April 18, 2023, the Company issued a press release announcing the final results of the Annual Meeting. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
99.1	Press Release dated April 18, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: April 18, 2023	By:	/s/ Yun Han
	Name:	Yun Han
	Title:	Interim Chief Financial Officer

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